UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2009
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)

1436 Lancaster Avenue
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 8.01. Other Information
Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995
          This Current Report on Form 8-K includes forward-looking statements regarding, among other things, anticipated improvements in operations, our plans, earnings, cash flow and expense estimates, strategies and prospects, both business and financial. All statements other than statements of current or historical fact contained in this prospectus are forward-looking statements. The words “believe,’’ “expect,’’ “anticipate,’’ “should,’’ “plan,’’ “will,’’ “may,’’ “intend,’’ “estimate,’’ “potential,’’ “continue’’ and similar expressions, as they relate to us, are intended to identify forward-looking statements.
          We have based these forward-looking statements largely on our current expectations and projections about future events, financial trends, litigation and industry regulations that we believe may affect our financial condition, results of operations, business strategy and financial needs. They can be affected by inaccurate assumptions, including, without limitation, with respect to risks, uncertainties, anticipated operating efficiencies, the general economic conditions in the markets in which we operate, new business prospects and the rate of expense increases. In light of these risks, uncertainties and assumptions, the forward-looking statements in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Item 1A of our annual report on Form 10-K for the year ended June 30, 2009, as amended and supplemented under the caption “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q and in Exhibit 99.4 of this Current Report on Form 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
MFS Purchase Agreement
          In a Current Report on Form 8-K filed on October 28, 2009, Dollar Financial Corp. (“Dollar”) reported that its wholly owned subsidiary, Dollar Financial Group, Inc. (“DFG”), entered into a purchase agreement (the “Purchase Agreement”) on that date with (i) Military Financial Services, LLC, a Delaware limited liability company (“MFS”), and (ii) Southfield Partners, LLC, a Delaware limited liability company, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson (collectively, the “Sellers”), pursuant to which DFG agreed to purchase from Sellers all of the outstanding membership interests of MFS (the “Acquisition”).
          The consummation of the Acquisition is subject to the consent of Dollar’s lenders under its senior credit facility, the procurement by Dollar and its subsidiaries of sufficient financing, and the satisfaction of customary closing conditions. DFG expects to complete the Acquisition in December 2009; however, there is no assurance that the Acquisition will be consummated at that time or thereafter. The Purchase Agreement may be terminated by DFG or the Sellers at any time after December 31, 2009 due to a failure to satisfy any of the closing conditions under the Purchase Agreement prior to such date.
          A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.
Credit Agreement Amendment

          As announced by Dollar in its press release dated December 1, 2009, Dollar has obtained consents from the lenders under its credit agreement dated as of October 30, 2006 among the Company, certain affiliates of the Company and the lenders party thereto (as previously amended, restated, or otherwise modified, and as may be amended, restated, or otherwise modified from time to time, the “Credit Agreement”) required to amend and restate the Credit Agreement. Dollar anticipates that the amendment to the Credit Agreement, and the amended and restatement of the Credit Agreement resulting therefrom, will become effective concurrent with the consummation of announced senior note offering of National Money Mart Company (“NMM”), Dollar’s indirect wholly owned Canadian subsidiary. The press release by Dollar announcing it has obtained the lender consents, the press release by Dollar announcing the senior note offering by NMM and a form of the Amended and Restated Credit Agreement are filed as Exhibits 99.1, 99.2, and 99.3, respectively, and are incorporated by reference into, to this Current Report on Form 8-K.
Debt Financing
     As announced by Dollar in a press release on December 1, 2009, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K, Dollar announced that, subject to market and other conditions, on December 2, 2009, NMM intends to offer $350 million aggregate principal amount of its senior notes in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended.
     The information attached hereto as Exhibit 99.4 was prepared in connection with such financing activities of Dollar and its subsidiaries, including NMM.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 2.1	Purchase Agreement dated as of October 28, 2009 by and among Dollar Financial Corp., Military Financial Services, LLC, Southfield Partners, LLC, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson.

Exhibit 99.1	Press Release of Dollar Financial Corp. issued December 1, 2009

Exhibit 99.2	Press Release of Dollar Financial Corp. issued December 1, 2009

Exhibit 99.3	Form of Amended and Restated Credit Agreement

Exhibit 99.4	Information Regarding Dollar Financial Corp. and its Subsidiaries

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: December 1, 2009	By:	/s/ William M. Athas
William M. Athas
Senior Vice President, Finance and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 2.1	Purchase Agreement dated as of October 28, 2009 by and among Dollar Financial Corp., Military Financial Services, LLC, Southfield Partners, LLC, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson.

Exhibit 99.1	Press Release of Dollar Financial Corp. issued December 1, 2009

Exhibit 99.2	Press Release of Dollar Financial Corp. issued December 1, 2009

Exhibit 99.3	Form of Amended and Restated Credit Agreement

Exhibit 99.4	Information Regarding Dollar Financial Corp. and its Subsidiaries